COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about financial instruments [abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 15: -	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Claims:

As of December 31, 2023, the Company is not involved in any material claims.

b.	Government grants:

The Company received research and development grants from the IIA. See also Note 12. If no economic benefits are expected from the research activity, the royalty obligation is not recorded as a liability and instead is treated as a contingent liability in accordance with IAS 37. The grants from the IIA impose certain restrictions on the transfer outside of Israel of the underlying know-how and the manufacturing or manufacturing rights of the underlying products and technologies.